UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

UNIVERSAL INSURANCE HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1110 West Commercial Boulevard, Fort Lauderdale, Florida 33309

(954) 958-1200

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on June 12, 2020, for Universal Insurance Holdings, Inc. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/UVE. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2020 Annual Meeting and need YOUR participation. If the you proxy want materials, to receive you a must paper request or e-mail one. copy There of to is no receive charge a paper to you package for requesting in time a for copy. this In year’s order annual before June meeting, 2, 2020. please make this request on or For a Convenient Way to VIEW Proxy Materials _ and _ VOTE Online go to: www.proxydocs.com/UVE Proxy Materials Available to View or Receive: 1. Proxy Statement    2. Annual Report Printed materials may be requested by one of the following methods: INTERNET TELEPHONE *E-MAIL www.investorelections.com/UVE (866) 648-8133 paper@investorelections.com * If requesting material by e-mail, please send You must use the 12 digit control number a blank e-mail with the 12 digit control number located in the shaded gray box below. (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.    Company Notice of Annual Meeting Date: Tuesday, June 12, 2020 Time: 9:00 A.M. (EDT Time) Place: Boca Raton Resort & Club 501 E. Camino Real Boca Raton, FL 33432 The purpose of the Annual Meeting is to take action on the following proposals: The Board of Directors recommends that you vote “FOR” the following. 1. Election of eleven directors for an annual term ending in 2020. Nominees 1a. Scott P. Callahan 1d. Sean P. Downes 1g. Richard D. Peterson 1j. Jon W. Springer    1b. Kimberly D. Campos 1e. Marlene M. Gordon 1h. Michael A. Pietrangelo 1k. Joel M. Wilentz, M.D.    1c. Stephen J. Donaghy 1f. Ralph J. Palmieri 1i. Ozzie A. Schindler The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Advisory vote to approve the compensation paid to the Company’s named executive officers. 3. Ratification of appointment of Plante & Moran, PLLC as the independent registered public accounting firm of the Company for the fiscal year    ending                December    31, 2020.